UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):  October 28, 2010
___________

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 29, 2010, Magnum Hunter Resources Corporation (the “Registrant”) filed a universal shelf registration statement on Form S-3 (the “Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which has not yet been declared effective, for the offer and sale by the Registrant from time to time in one or more offerings of any combination of its debt securities, common stock, preferred stock, depositary shares and warrants in an aggregate initial offering price of up to $250 million. As stated in the Shelf Registration Statement, the obligations of the Registrant under any debt securities that it may issue pursuant to the Shelf Registration Statement may be guaranteed by certain of the Registrant’s subsidiaries, which are co-registrants under the Shelf Registration Statement (the “Guarantor Subsidiaries”). The Guarantor Subsidiaries include Triad Hunter, LLC, Hunter Disposal, LLC and Sharon Hunter Resources, Inc.

The SEC’s rules require that certain financial information regarding certain guarantors of registered securities be included in a registration statement that covers the registered securities. Accordingly, the Registrant is filing this Current Report on Form 8-K to provide the following financial information regarding the Guarantor Subsidiaries required by the SEC’s rules to be included in the Shelf Registration Statement. This information will be incorporated by reference in the Shelf Registration Statement at such time as it becomes effective.

(a)  Audited condensed consolidating financial information regarding the Guarantor Subsidiaries as of and for the years ended December 31, 2008 and December 31, 2009. This audited condensed consolidating financial information is contained in a new footnote 14 which has been added to the audited consolidated financial statements and supplementary data of the Registrant as of and for the years ended December 31, 2008 and December 31, 2009. The audited consolidated financial statements and supplementary data of the Registrant as of and for the years ended December 31, 2008 and December 31, 2009, which were previously filed by the Registrant with the SEC as part of the Registrant’s Form 10-K for the fiscal year ended December 31, 2009, have been revised to include the new footnote 14, and, as revised, are filed as part of this Current Report on Form 8-K as Exhibit 99.1.

(b)  Unaudited condensed consolidating financial information regarding the Guarantor Subsidiaries (i) as of June 30, 2010 and December 31, 2009, (ii) for the three- and six-months ended June 30, 2010 and (iii) for the three- and six-months ended June 30, 2009. This unaudited condensed consolidating financial information is contained in a new footnote 13 which has been added to the unaudited consolidated financial statements of the Registrant (i) as of June 30, 2010 and December 31, 2009, (ii) for the three- and six-months ended June 30, 2010 and (iii) for the three- and six-months ended June 30, 2009. Such unaudited consolidated financial statements of the Registrant which were previously filed with the SEC as part of the Registrant’s Form 10-Q for the quarter ended June 30, 2010, have been revised to include the new footnote 13, and, as revised, are filed as part of this Current Report on Form 8-K as Exhibit 99.2.

(c)  Audited financial statements for Triad Energy Corporation and Triad Resources, Inc. (the “Triad Companies”) for the years ended December 31, 2008 and December 31, 2009.  On February 12, 2010, Triad Hunter, LLC and Hunter Disposal, LLC acquired substantially all of the assets of the Triad Companies, and certain of their affiliates, in connection with the Triad Companies’ reorganization under Chapter 11 of the United States Bankruptcy Code (the “Acquisition”).  Triad Hunter, LLC and Hunter Disposal, LLC were formed at the time of the Acquisition for the sole purpose of acquiring the assets of the Triad Companies, and certain of their affiliates, and held no material assets prior to the Acquisition.  The Triad Companies’ audited financial statements were previously filed by the Registrant with the SEC as Exhibit 99.1 of the Registrant’s Form 8-K/A filed on April 30, 2010, and are incorporated by reference in this Current Report on Form 8-K as Exhibit 99.3 (the “Triad Audited Financial Statements”).  The Triad Audited Financial Statements (i) include TriTex Energy, L.L.C. and TriTex Resources L.L.C., affiliates of the Triad Companies, the assets of which were not acquired by the Registrant pursuant to the Acquisition, and (ii) do not include Alpha Drilling Ltd., an affiliate of the Triad Companies, the assets of which were acquired by the Registrant pursuant to the Acquisition.

(d)  Unaudited condensed combined financial statements for Triad Hunter, LLC and Hunter Disposal, LLC as of June 30, 2010 and December 31, 2009 and for the six-months ended June 30, 2009 and June 30, 2010, are filed as part of this Current Report on Form 8-K as Exhibit 99.4.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of Hein & Associates LLP
23.2	Consent of MaloneBailey, LLP
23.3	Consent of Appalachian Basin CPAs, Inc.
99.1	Magnum Hunter Resources Corporation Audited Financial Statements and Supplementary Data for the years ended December 31, 2008 and December 31, 2009
99.2	Magnum Hunter Resources Corporation Unaudited Financial Statements for the six-months ended June 30, 2010
99.3*	Combined Triad Companies Audited Financial Statements for the years ended December 31, 2008 and December 31, 2009
99.4	Triad Hunter, LLC and Hunter Disposal, LLC Unaudited Condensed Combined Financial Statements as of June 30, 2010 and December 31, 2009 and for the six-months ended June 30, 2009 and June 30, 2010

* Incorporated by reference from Magnum Hunter Resources Corporation’s current report on Form 8-K/A filed on April 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 28, 2010	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Magnum Hunter Resources Corporation Audited Financial Statements and Supplementary Data for the years ended December 31, 2008 and December 31, 2009
99.2	Magnum Hunter Resources Corporation Unaudited Financial Statements for the six-months ended June 30, 2010
99.3*	Combined Triad Companies Audited Financial Statements for the years ended December 31, 2008 and December 31, 2009
99.4	Triad Hunter, LLC and Hunter Disposal, LLC Unaudited Condensed Combined Financial Statements as of June 30, 2010 and December 31, 2009 and for the six-months ended June 30, 2009 and June 30, 2010
23.1	Consent of Hein & Associates LLP
23.2	Consent of MaloneBailey, LLP
23.3	Consent of Appalachian Basin CPAs, Inc.

* Incorporated by reference from Magnum Hunter Resources Corporation’s current report on Form 8-K/A filed on April 30, 2010.